UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2006

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2006, Tyson Foods, Inc. (the “Company”) entered into a second amendment (the “Credit Amendment”) to its Five-Year Credit Agreement, dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Bank USA, as syndication agent, Suntrust Bank, Cooperatieve Centrale Raiffeisenboerenleenbank B.A. “Rabobank International”, New York Branch and BNP Paribas, as documentation agents, and CoBank, ACB and U.S. AGBank, FCB, as co-documentation agents.

Also on April 28, 2006, Lakeside Farm Industries, Ltd, an Alberta corporation and wholly-owned indirect subsidiary of the Company (“Lakeside”) entered into a second amendment (the “Term Loan Amendment”) to its Three-Year Term Loan Agreement dated as of September 28, 2005, with Lakeside, as borrower, JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent, Merrill Lynch Capital Canada Inc., as syndication agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as documentation agents.

Pursuant to the Credit Amendment and Term Loan Amendment (collectively, the “Amendments”), the Company’s Leverage Ratio requirements were amended to provide that the Company shall not permit its Leverage Ratio to exceed the ratios set forth below at any time during any of the periods set forth:

•	Third Quarter and Fourth Quarter of Fiscal Year 2006 and First Quarter and Second Quarter of Fiscal Year 2007 - 4.75:1.00
•	Third Quarter and Fourth Quarter of Fiscal Year 2007 - 4.50:1.00
•	First Quarter and Second Quarter of Fiscal Year 2008 - 4.25:1.00
•	Third Quarter and Fourth Quarter of Fiscal Year 2008 - 3.75:1.00
•	First Quarter of Fiscal Year 2009 and Thereafter - 3.25:1.00

The Amendments also included revisions to the definition of Applicable Rate to provide for higher spreads and fees when the Tyson Foods, Inc. Index Debt is rated less than Ba1 / BB+ by Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Group. Additionally, the Amendments amended the Company’s Interest Expense Coverage Ratio requirements to be decreased to 3.00:1.00.

Copies of the Credit Amendment and the Term Loan Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and both amendments are incorporated by reference herein. The description of the Amendments is qualified in its entirety by reference to the full text of the Amendments. Terms not otherwise defined herein have the same definition as provided in the Five-Year Credit Agreement and Three-Year Term Loan Agreement.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
10.1

Amendment No. 2, dated as of April 28, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 2, dated as of April 28, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 2, 2006	By:	/s/ Dennis Leatherby

	Name:	Dennis Leatherby
	Title:	Senior Vice President, Finance and Treasurer and
Interim Chief Financial Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated May 2, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 2, dated as of April 28, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 2, dated as of April 28, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.